                                                                    Exhibit 24.B

                              POWER OF ATTORNEY
                              -----------------

        KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, an officer or director, or both, of AVCO FINANCIAL SERVICES, INC., a Delaware corporation, does hereby constitute and appoint HERBERT F. SMITH or LAILA B. SOARES with full power of substitution to said attorney, as the true and lawful attorney and agent of the undersigned, to do any and all acts and things and to execute any and all instruments which said attorney and agent deems advisable, of AVCO FINANCIAL SERVICES, INC. to comply with the Securities Act of 1934, as amended, and any requirements of the Securities and Exchange Commission with respect thereto in connection with the filing under the Securities Act of 1934 of an Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K for the 1994 year of AVCO FINANCIAL SERVICES, INC., as well as any and all amendments to said Report, including specifically, but without limitation of the authority hereby granted, the power and authority to sign his or her name as an officer or director, or both, of AVCO FINANCIAL SERVICES, INC., as indicated opposite his or her signature below, to said Report, and any such amendments, and each of the undersigned does fully ratify and confirm all that said attorney, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, each of the undersigned has subscribed these presents this 24th day of February, 1995.

          W. R. LYONS                       President and Director
---------------------------------           (Chief Executive Officer)
          W. R. Lyons

        E. R. SCHUTT, JR.                   Executive Vice President,
---------------------------------           General Manager,
        E. R. Schutt, Jr.                   International Operations
                                            and Director

         G. E. FRANCIS                      Executive Vice President,
---------------------------------           President U.S. Finance
         G. E. Francis                      Operations and Director

           R. BUKOW                         Executive Vice President,
---------------------------------           Treasurer, Chief Financial
           R. Bukow                         Officer and Director

          G. L. FITE                        Executive Vice President,
---------------------------------           Controller and Director
          G. L. Fite

        W. J. PEARSON                       Senior Vice President and
---------------------------------           Director
        W. J. Pearson

         H. F. SMITH                        Senior Vice President,
---------------------------------           Secretary and Director
         H. F. Smith

         J. C. SPENCE                       Director
---------------------------------
         J. C. Spence

                              POWER OF ATTORNEY
                              -----------------

        KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, an officer or director, or both, of AVCO FINANCIAL SERVICES, INC., a Delaware corporation, does hereby constitute and appoint HERBERT F. SMITH or LAILA B. SOARES with full power of substitution to said attorney, as the true and lawful attorney and agent of the undersigned, to do any and all acts and things and to execute any and all instruments which said attorney and agent deems advisable, of AVCO FINANCIAL SERVICES, INC. to comply with the Securities Act of 1934, as amended, and any requirements of the Securities and Exchange Commission with respect thereto in connection with the filing under the Securities Act of 1934 of an Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K for the 1994 year of AVCO FINANCIAL SERVICES, INC., as well as any and all amendments to said Report, including specifically, but without limitation of the authority hereby granted, the power and authority to sign his or her name as an officer or director, or both, of AVCO FINANCIAL SERVICES, INC., as indicated opposite his or her signature below, to said Report, and any such amendments, and each of the undersigned does fully ratify and confirm all that said attorney, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, each of the undersigned has subscribed these presents this 24th day of February, 1995.

         L. B. CAMPBELL                       Director
---------------------------------
         L. B. Campbell

        JAMES F. HARDYMON                     Director
---------------------------------
         J. F. Hardymon

       THOMAS P. HOLLOWELL                    Director
---------------------------------
         T. P. Hollowell

         R. A. McWHIRTER                      Director
---------------------------------
         R. A. McWhirter

          T. D. SOUTTER                       Director
---------------------------------
          T. D. Soutter

          R. A. WATSON                        Director
---------------------------------
          R. A. Watson

POWER/TREASURY/US/10K

                              POWER OF ATTORNEY
                              -----------------

        KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, an officer or director, or both, of AVCO FINANCIAL SERVICES, INC., a Delaware corporation, does hereby constitute and appoint HERBERT F. SMITH or LAILA B. SOARES with full power of substitution to said attorney, as the true and lawful attorney and agent of the undersigned, to do any and all acts and things and to execute any and all instruments which said attorney and agent deems advisable, of AVCO FINANCIAL SERVICES, INC. to comply with the Securities Act of 1934, as amended, and any requirements of the Securities and Exchange Commission with respect thereto in connection with the filing under the Securities Act of 1934 of an Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K for the 1994 year of AVCO FINANCIAL SERVICES, INC., as well as any and all amendments to said Report, including specifically, but without limitation of the authority hereby granted, the power and authority to sign his or her name as an officer or director, or both, of AVCO FINANCIAL SERVICES, INC., as indicated opposite his or her signature below, to said Report, and any such amendments, and each of the undersigned does fully ratify and confirm all that said attorney, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, each of the undersigned has subscribed these presents this 27th day of February, 1995.

          M. A. SCHIMBOR                    Executive Vice President,
---------------------------------           President U.S. Finance
          M. A. Schimbor                    Operations and Director